                                                                    Exhibit 99.2

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                  New South Motor Vehicle Trust Series 2002-A
                        Statement to Certificateholders
                               December 16, 2002
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                                                DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------
           ORIGINAL       BEGINNING                                                                        ENDING
             FACE         PRINCIPAL                                              REALIZED   DEFERRED      PRINCIPAL
CLASS       VALUE          BALANCE         PRINCIPAL      INTEREST       TOTAL    LOSSES    INTEREST       BALANCE
-----------------------------------------------------------------------------------------------------------------------
  A1    35,000,000.00   35,000,000.00    4,538,919.68    28,000.00   4,566,919.68    0.00      0.00       30,461,080.32
  A2    45,400,000.00   45,400,000.00            0.00    46,484.56      46,484.56    0.00      0.00       45,400,000.00
  A3    56,951,213.00   56,951,213.00            0.00    91,074.48      91,074.48    0.00      0.00       56,951,213.00
-----------------------------------------------------------------------------------------------------------------------
TOTALS 137,351,213.00  137,351,213.00    4,538,919.68   165,559.04   4,704,478.72    0.00      0.00      132,812,293.32
=======================================================================================================================

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                                          FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
         ---------------------------------------------------------------------------------------------------------

                                      BEGINNING                                                         ENDING
              CLASS   CUSIP           PRINCIPAL        PRINCIPAL     INTEREST         TOTAL            PRINCIPAL
         ---------------------------------------------------------------------------------------------------------
                A1   648806AC1        1,000.00000000  129.68341943  0.80000000      130.48341943      870.31658057
                A2   648806AD9        1,000.00000000    0.00000000  1.02388899        1.02388899    1,000.00000000
                A3   648806AE7        1,000.00000000    0.00000000  1.59916664        1.59916664    1,000.00000000
         ---------------------------------------------------------------------------------------------------------
             TOTALS                   1,000.00000000   33.04608369  1.20537006       34.25145375      966.95391631
         =========================================================================================================

                -----------------------------------------------------------
                                      PASS-THROUGH RATES
                -----------------------------------------------------------
                CLASS           PREVIOUS          CURRENT         NEXT
                -----------------------------------------------------------
                 A1                             1.440000 %      1.440000 %
                 A2                             1.940000 %      1.940000 %
                 A3                             3.030000 %      3.030000 %
                ===========================================================

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 IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE
                          ADMINISTRATOR LISTED BELOW:

                                   Connie Cho
                JPMorgan Chase Bank - Structured Finance Services
                           4 New York Plaza, 6th Floor
                            New York, New York 10004
                    Tel: (212) 623-5415 / Fax: (212) 623-5932
                           Email: connie.cho@chase.com
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